Federated Arizona Municipal Cash Trust

A Portfolio of Money Market Obligations Trust

INSTITUTIONAL SERVICE SHARES (TICKER AZMXX)

SUPPLEMENT TO pROSPECTUS DATED FEBRUARY 28, 2010

Federated Securities Corp. (FSC), the distributor of Federated Arizona Municipal Cash Trust (the “Fund”), a series of Money Market Obligations Trust (the “Trust”), and Federated Investment Management Company (“Adviser”), the investment adviser for the Fund, have decided to undertake a strategic review of the Fund. The review will encompass options for the Fund taking into consideration the Fund's asset size, the costs to run the Fund, and the Fund's prospects for future growth, with a view toward seeking to terminate the existence of the Fund, through either liquidating the Fund or reorganizing the Fund into another Federated municipal money market fund.

The Fund intends to continue to process purchases, redemptions and exchanges in the ordinary course of business during the review. The Adviser anticipates that, in the short term, it, and its affiliates, will continue to waive and/or reimburse certain Fund fees and expenses to maintain the Fund's yield at a level similar to the yield of the Fund over recent quarters.

It is possible that shareholders of the Fund will redeem their investments prior to the completion of the strategic review. FSC, and its affiliates, will be working with the Fund's shareholders and intermediaries to identify alternative Federated investments.

September 1, 2010

Federated Arizona Municipal Cash Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450666 (9/10)

Federated Maryland Municipal Cash Trust

A Portfolio of Money Market Obligations Trust

(TICKER MDMXX)

SUPPLEMENT TO Prospectus DATED FEBRUARY 28, 2010

Federated Securities Corp. (FSC), the distributor of Federated Maryland Municipal Cash Trust (the “Fund”), a series of Money Market Obligations Trust (the “Trust”), and Federated Investment Management Company (“Adviser”), the investment adviser for the Fund, have decided to undertake a strategic review of the Fund. The review will encompass options for the Fund taking into consideration the Fund's asset size, the costs to run the Fund and the Fund's prospects for future growth, with a view toward seeking to terminate the existence of the Fund, through either liquidating the Fund or reorganizing the Fund into another Federated municipal money market fund.

The Fund intends to continue to process purchases, redemptions and exchanges in the ordinary course of business during the review. The Adviser anticipates that, in the short term, it, and its affiliates, will continue to waive and/or reimburse certain Fund fees and expenses to maintain the Fund's yield at a level similar to the yield of the Fund over recent quarters.

It is possible that shareholders of the Fund will redeem their investments prior to the completion of the strategic review. FSC, and its affiliates, will be working with the Fund's shareholders and intermediaries to identify alternative Federated investments.

September 1, 2010

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450663 (9/10)